Exhibit 99.1

Equity Transfer Agreement

Party A (Transferor): FULLAND LIMITED

Legal representative: Wu Jianhua

Party B (Transferee): Wang Jiahong

1. When sign this agreement, the Party A is the shareholder of Wuxi Fulland Windpower Equipment Co. Ltd. (hereinafter referred to as Target Company), Party A holds 100% equity in the Target Company.

2. Party A agrees to transfer 100% of its shares to Party B, and Party B agrees to accept the share in accordance with the terms and conditions stipulated in this agreement.

After friendly consultations between both parties, the following agreement is reached on the transfer of shares:

Article 1 Basic situation of target company

1. Target Company was founded in August 27, 2008, address: No.18, Huihe Road, Qianzhou Matching Zone, Huishan Economic Development Zone, Wuxi City, company type: limited liability company (foreign owned), registered capital is 9,520,000$, as of the signing of this agreement is paid in capital of RMB 64,125,965.53 Yuan. The legal representative of target company: Wu Jianhua, its business scope is: Production and processing of wind power gearbox, shaft, gear ring, and shaft ring; manufacturing and maintenance of metal container (Without pressure vessel); Production of petrochemical equipment, dyeing and finishing equipment (Setting machine)

2. At the time of signing this agreement, the shareholders of the Target Company and their proportion is 100%

Article 2 Statement and guarantee of all parties

1. Party A has paid all Target Company investment, there is no false investment or capital flight situation.

2. Party A guarantees that transferred share of the Target Company to Party B is true and lawful. Party A guarantees that there is no guarantee of any right to the transferred equity interest, and shall not be subject to recourse by any third party, and shall not be subject to judicial or administrative organs that have been ruled by law or otherwise restricted.

3. Any time after the commencement of this agreement, Party A promise not to sign any form of legal documents, or take any other legal means in any form to disposal under this agreement, including but not limited to the disposal of transfer, pledge, entrust management etc.

4. Party A guarantees to cooperate with Target Company and Party B to sign the relevant legal documents of industrial and commercial alteration, and to complete all the procedures of industrial and commercial alteration of the Target Company.

5. Party B has the right to sign and perform this agreement.

Article 3 The transfer of the subject matter, the transfer of share and payment

1. Party A will transfer its 100% equity of Target Company to Party B.

2. The payment of this transfer is RMB forty-eight million Yuan (Amount in figure: 48,000,000 Yuan).

3. The payment of the transfer could be paid as the second way following:

(1) Lump-sum payment

Party B shall pay Party A lump-sum payment of the equity transfer within one working day since the date of agreement entry into force. Party A shall assist Target Company and Party B to complete the procedures for the transfer of shares of the Target Company under this agreement within the working days from the date of payment of the aforesaid sum by Party A and Party B should go to the administrative department for Industry and commerce for transfer.

(2) Installment payment

The first term: within 3 working days after the agreement entry into force, Party B shall pay the transfer fee: fourteen million four hundred thousand Yuan (Amount in figure: 14,400,000 Yuan).

Second term: within 3 days when the party A received the first payment, should hand Party B the business license, seal, books, business contracts and personnel roster of Target Company

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The third term: Party A shall assist the Target Company and Party B to the Department Of Administration For Industry and Commerce to complete the transferred share procedures of Target Company within 7 working-days when received the above-mentioned funds under the agreement. Within 6 months after the transfer registration formalities completed, Party B shall pay the transfer fee fourteen million four hundred thousand Yuan (lowercase: 14,400,000 Yuan).

If the equity transfer registration formalities completed date within one year without any third party claims to Party B on the equity transfer, so within the 25 working days of the expiry period, Party B shall pay the payment nineteen million, two hundred thousand Yuan (Amount in figure: 19,200,000 Yuan).

(3) Other payment methods

4. If there is any breach of this agreement by Party A, Party B has the right to transfer the unpaid part which deducted by Party A, and shall pay liquidated damages to Party B and Target Company of the losses according to the agreement.

5. Party A shall, upon receipt of the transfer price of each period, issue a formal, legal and valid invoice to Party B.

Article 4 Debt treatment of the target company

1. The Target Corp debt disclosed in this Agreement shall be dealt with in the second way following

(1) Undertaken by target company

(2) Borne by Party B

Article 5 Equity delivery

1. The date of delivery of the shares under this Agreement shall be subject to the following first items in accordance with the law and the articles of association of the Targeted Company:

(1) After the date of the completion of the equity transfer of industrial and commercial registration.

(2) The name of Party B shall be recorded on the day of the registration as shareholders of the Target Company.

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(3) The date when Party A should deliver Business license, the stamp and books of Target Company to Party B

2. After stock delivery date, Party B can enjoy the rights of shareholders, and bear the obligation in accordance with the provisions of the law and the articles of association of the Target Company.

Article 6 Transition period arrangement

The period of the date from this agreement come into force to the date of settlement is the period for the transfer shares. During the transitional period:

1. Party A shall exercise its Target Company shareholders' rights in good faith, in addition to the Target Company's daily management expenses and the relevant matters concerning the transfer of the equity, the Target Company shall not add any debt, otherwise it shall be borne by Party A. At the same time, Party A shall not be entitled in any form to disposal the equity of the Target Company, which shall include but not limited to the pledge of shares, the commission management, etc.

Article 7 Fees ant taxes undertaken

All the fees and taxes of this transfer could be dealt with the first ways following:

1. Party A and Party B will undertake it, according to the relevant laws and regulations.

2.                                   .

Article 8 Notification and delivery

A party shall send to the other party a notice of this agreement by mail, and the notice shall be deemed to be delivered to another Party in the first place listed in this agreement.

Article 9 Liability for Breach

1. Any breach of this agreement by either party constitutes a breach of contract.

2. If Party B can not pay the equity transfer fee in accordance with the provisions of this agreement, per overdue day, Party B should pay the overdue part 3% default to Party A, if overdue more than 30 days, Party A has the right to terminate this agreement separately, and the deduction of this agreement, Party B shall pay to Party A the subject of three percent of the amount of liquidated damages, and then will return the remaining part which Party B has paid to Party B.

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3. If Party A can not help Party B to complete all registration under this agreement within the stipulated time, every overdue day, Party A shall pay Party B the penalty at 3% of already paid payment, overdue more than 30 days, Party B has the right to unilaterally terminate this agreement, Party A shall return all the equity transfer Party B has paid the money, but also should paid three percent liquidated damage to Party B on the subject of the Agreement.

4. If Party A, in violation of the provisions of this agreement, makes false statements, guarantee or fail to fulfill its commitments, shall pay Party B the liquidated damages of three percent of the amount of this agreement, and compensate Party A for the corresponding losses.

5. Party A shall pay Party B the payment of liquidated damages on the basis of the proportion of the transferred shares in respect of the debts not disclosed to Party B.

6. If Party A, in violation of transfer period of this agreement, Party A shall pay Party B three percent of the liquidated damages.

7. If any party in violation of other obligations under this agreement, the defaulting party shall pay the amount of three percent of the liquidated damages to the other party.

Article 10 Change and Cancellation of Agreement

1. Upon mutual agreement, the parties may sign a written change agreement.

2. Legal provisions or the agreement of the party is entitled to terminate this agreement.

3. Terminate by agreement, if the transferring of shares of industrial and commercial registration procedures have been completed, both parties please deal with in accordance with the first way following:

(1) Within 10 working days from the date of termination of this agreement, Party A shall refund Party B. Within 20 working days when Party A refunds the aforesaid funds, Party B shall transfer the transferred share to Party A without any payment under the agreement.

(2)                              .

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Article 11 Force Majeure

Any party who fails to perform its obligations under this agreement due to enforce factors shall not be deemed to be a breach of contract, but shall take all necessary remedial measures under the conditions so as to reduce the losses caused by force majeure.

Article 12 Confidentiality

Neither Party shall make any disclosure or disclosure of this agreement, any other subsidiary documents, and transactions contemplated in this agreement, unless expressly required by law.

Article 13 Governing of law and disputes of resolution

1. The formation, performance and settlement of disputes in this Agreement shall be governed by the laws of the People's Republic of China.

2. Any disputes arising from the validity, performance, breach and termination of this Agreement shall be settled through friendly consultations. If the consultation fails, either party may bring a suit to the local People's Court.

Article 14 Condition of entry into force of this Agreement

Party A shall submit Party B the specified appendix of this Agreement and the documents entry into force on the date of signing or stamping by both parties.

Article 15 Others

This agreement is signed by both parties on December 22, 2016.

This agreement is made in five copies, each party will keep the one and shall be submitted to the administrative department for Industry and commerce, one of which is retained by the Target Corp, which shall have the same legal effect. Matters uncovered in this agreement can be negotiated by the parties, and signed a supplementary agreement, the supplemental agreement has the same legal effect with this agreement.

Party A (Seal):

Legal (authorized) representative (Signature): /s/ Wu Jianhua

Party B (Seal):

Legal (authorized) representative (Signature): /s/ Wang Jiahong

December 30, 2016

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